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                                                                    EXHIBIT 10.1

                           AMENDMENT NO. 1 AND WAIVER

                          Dated as of November 30, 2005

                                       to

                                CREDIT AGREEMENT

                         Dated as of September 29, 2005

     REINSURANCE GROUP OF AMERICA, INCORPORATED, REINSURANCE COMPANY OF MISSOURI, INCORPORATED, RGA REINSURANCE COMPANY, RGA LIFE REINSURANCE COMPANY OF CANADA, RGA REINSURANCE COMPANY (BARBADOS) LTD., RGA AMERICAS REINSURANCE COMPANY, LTD., RGA WORLDWIDE REINSURANCE COMPANY, LTD., the BANKS party hereto and THE BANK OF NEW YORK, as Administrative Agent, agree as follows:

     1. Existing Credit Agreement. This Amendment No. 1 and Waiver (this "Amendment") relates to and amends that certain Credit Agreement, dated as of September 29, 2005, among Reinsurance Group of America, Incorporated, certain subsidiaries thereof, the banks and issuing banks party from time to time thereto, Bank of America, N.A., as Syndication Agent, KeyBank National Association, Wachovia Bank, National Association and Deutsche Bank AG New York Branch, as Co-Documentation Agents, and The Bank of New York, as Administrative Agent (as in effect immediately prior to the effectiveness of this Amendment, the "Existing Credit Agreement"). Terms used but not defined in this Amendment are used herein with the meaning ascribed to them in the Existing Credit Agreement.

     2. Amendment. On and after the Effective Date (as defined below), the Existing Credit Agreement shall be amended as follows:

     The definition of "Permitted Restrictive Covenant" in Section 11.01 of the Existing Credit Agreement shall be amended by inserting the following parenthetical after clause (a) of such definition:

               "(including any such covenant or restriction in another Contract that is (x) incorporated in such Contract by reference to such Loan Document (including this Agreement) or (y) substantially the same as such covenant or restriction contained in such Loan Document and that is, in each case, not more burdensome on each Account Party and each Subsidiary bound by such Contract than the corresponding covenant or restriction contained in such Loan Document)"

     3. Waiver. Subject to the following proviso, the Administrative Agent and the Banks party hereto hereby waive:

          (a) any non-compliance by any of the Account Parties with the provisions of Section 4.18 of the Existing Credit Agreement; and

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          (b) any Default or Event of Default that may exist under Section
6.01(c)(i) of the Existing Credit Agreement solely as a result of any non-compliance by any of the Account Parties described in the preceding clause
(a);

provided, however, that any such non-compliance, Default and Event of Default that is hereby waived shall be reinstated if, within sixty (60) Business Days immediately following the Effective Date, any Contract that does not comply with
Section 4.18 of the Existing Credit Agreement as of the date hereof remains in effect and is not amended to comply with Section 4.18 of the Existing Credit Agreement, as amended by this Amendment.

     4. Further Assurances. The Account Parties will execute, acknowledge and deliver all such instruments, amendments, documents, and take all such action, as the Administrative Agent deems necessary or advisable to carry out the intent and purpose of this Amendment and will, upon the Administrative Agent's reasonable request, furnish the Administrative Agent with proof thereof.

     5. Continuing Effect of Existing Credit Agreement. The provisions of the Existing Credit Agreement, as amended hereby, are and shall remain in full force and effect and are hereby in all respects confirmed, approved and ratified.

     6. Representations and Warranties. In order to induce the Administrative Agent and the Banks to agree to this Amendment, each Account Party hereby represents and warrants as follows:

     Each representation and warranty made by any Account Party in any Loan Document is, after giving effect to this Amendment, true and correct at and as of the Effective Date, and, after giving effect to this Amendment, no Default or Event of Default is continuing at and as of the Effective Date.

     7. Conditions to Effectiveness. This Amendment shall be effective as of the date first written above, but shall not become effective as of such date until the date (the "Effective Date") that each of the following conditions shall have been satisfied in the sole determination of the Administrative Agent:

          (a) the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

               (i) this Amendment duly executed by the Account Parties, the Administrative Agent and the Required Banks; and

               (ii) such other information, documents or materials as the Administrative Agent may have requested pursuant to the Loan Documents; and

          (b) the Administrative Agent shall have received all fees and expenses payable pursuant to the Loan Documents and this Amendment including the fees and disbursements of legal counsel retained by the Administrative Agent (if an invoice for such fees and disbursements of such counsel has been delivered to the Account Parties).


                                        2

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     8. Governing Law. This Amendment shall, pursuant to New York General
Obligations Law 5-1401, be construed in accordance with and governed by the laws of the State of New York.

     9. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereon were upon the same instrument.

     10. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers all as of the date first above written.

                                        REINSURANCE GROUP OF AMERICA,
                                        INCORPORATED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        REINSURANCE COMPANY OF MISSOURI
                                        INCORPORATED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        RGA REINSURANCE COMPANY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        RGA LIFE REINSURANCE COMPANY OF CANADA


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        RGA REINSURANCE COMPANY (BARBADOS) LTD.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        RGA AMERICAS REINSURANCE COMPANY, LTD.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        RGA WORLDWIDE REINSURANCE COMPANY, LTD.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        THE BANK OF NEW YORK,
                                           as Administrative Agent and as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        BANK OF AMERICA, N.A.,
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        KEYBANK NATIONAL ASSOCIATION,
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        DEUTSCHE BANK AG NEW YORK BRANCH,
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        CHICAGO BRANCH,
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        HSBC BANK USA, N.A.,
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        ABN AMRO BANK, N.V.,
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        BAYERISCHE HYPO-UND VEREINSBANK AG,
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        CALYON NEW YORK BRANCH,
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        SOCIETE GENERALE,
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        BAYERISCHE LANDESBANK,
                                           NEW YORK BRANCH,
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        ROYAL BANK OF CANADA,
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        WILLIAM STREET CREDIT CORPORATION,
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        LANDESBANK HESSEN-THURINGEN GIROZENTRALE
                                        NEW YORK BRANCH,
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        LEHMAN COMMERCIAL PAPER INC.,
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        SOUTHWEST BANK OF ST. LOUIS,
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        MIZUHO CORPORATE BANK (USA),
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        STATE STREET BANK AND TRUST COMPANY,
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                           as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------